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                                  EXHIBIT 32.1



              CAPITAL PROPERTIES, INC. AND CONSOLIDATED AFFILIATES
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Capital Properties, Inc. (the Company) on Form 10-QSB for the quarterly period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert H. Eder, Chairman of the Board and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Robert H. Eder
                                           -------------------------------------
                                           Robert H. Eder
                                           Chairman of the Board and Principal
                                           Executive Officer
                                           April 28, 2006